SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary proxy statement.	☐ Confidential, for use of the Commissioner
☒ Definitive proxy statement.	only (as permitted by Rule 14a-6(e)(2).
☐ Definitive additional materials.
☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

AEGON/Transamerica Series Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A
(2)	Aggregate number of securities to which transaction applies: N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A
(5)	Total fee paid: $0

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing Party: N/A
(4)	Date Filed: N/A

AEGON/TRANSAMERICA SERIES FUND, INC.

570 Carillon Parkway

St. Petersburg, Florida 33716

(800) 851-9777

March 16, 2005

Dear Policyowner:

AEGON/Transamerica Series Fund, Inc. (“ATSF”) consists of several investment portfolios (“Portfolios”). Shares of the Portfolios are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable life insurance policies or a variable annuity contracts (either of which is referred to as a “Policy” and each owner of a Policy is referred to as a “Policyowner”). As such, Western Reserve Life Assurance Co. of Ohio, Transamerica Financial Life Insurance Company, Transamerica Occidental Life Insurance Company, Transamerica Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Life Insurance and Annuity Company (collectively, the “Insurance Companies”) are the only shareholders of the Portfolios offered by ATSF. As further explained in the enclosed Proxy Statement, ATSF has agreed to solicit voting instructions in conjunction with the following proposals: the reorganization of ATSF as a Delaware statutory trust (the “Reorganization”) and the approval of various changes to the fundamental investment restrictions of the Portfolios.

You are receiving the enclosed Proxy Statement because you have a Policy of one of these Insurance Companies and you are invested in one or more Portfolios.

As a Policyowner, you have the right to give voting instructions on certain shares of a Portfolio that are attributable to your Policy, if your voting instructions are properly submitted and received prior to the special meeting of shareholders of the Portfolios (“Special Meeting”), to be held at 2:00 p.m., Eastern Time, on April 12, 2005, at the offices of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board of Directors of ATSF has approved the Reorganization and the changes to the investment restrictions. The proposed Reorganization of ATSF as a Delaware statutory trust is anticipated to help assure operation under the most advanced form of organization, and is intended to reduce certain expenses, which would benefit Policyowners. The proposed changes to the investment restrictions of the Portfolios are intended to simplify, modernize and make consistent, where possible, the fundamental restrictions of the Portfolios.

The Board of Directors recommends that Policyowners provide instructions to vote “FOR” the proposals.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Brian C. Scott

Director, President and Chief Executive Officer

AEGON/TRANSAMERICA SERIES FUND, INC

570 Carillon Parkway

St. Petersburg, Florida 33716

(800) 851-9777

Notice of Special Meeting of Shareholders of

AEGON/Transamerica Series Fund, Inc.

To Be Held on April 12, 2005

Notice is hereby given that AEGON/Transamerica Series Fund, Inc. (“ATSF”) will hold a special meeting of shareholders of each series of ATSF, a list of which is available in Appendix A to the attached Proxy Statement (each, a “Portfolio”) on April 12, 2005 at 2:00 p.m., Eastern Time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, or as adjourned from time-to-time (the “Special Meeting”).

The purpose of the Special Meeting is as follows:

I.	To approve a proposed Agreement and Plan of Reorganization, pursuant to which ATSF will reorganize as a Delaware statutory trust.

II.	To approve changes to the fundamental investment restrictions of the Portfolios.

III.	To consider and act upon such other business as may properly come before the Special Meeting.

Policyowners of record at the close of business on January 14, 2005 are entitled to notice of, and to provide voting instructions at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. You are cordially invited to attend the Special Meeting. Policyowners who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Your voting instruction card also provides instructions for voting (via telephone or the Internet), so you may choose to take advantage of these options to provide your instructions. Your instructions may be revoked at any time by executing and submitting a revised voting instruction card, by giving written notice of revocation to ATSF, or by providing such instructions in person at the Special Meeting.

By Order of the Board of Directors

John K. Carter

Senior Vice President, Secretary &

General Counsel

March 16, 2005

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED. FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

AEGON/TRANSAMERICA SERIES FUND, INC.

570 Carillon Parkway

St. Petersburg, Florida 33716

(800) 951-9777

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 12, 2005

This proxy statement and enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of AEGON/Transamerica Series Fund, Inc. (“ATSF”) for use at a special meeting of shareholders of each series of ATSF, a list of which is available in Appendix A to this Proxy Statement (each a “Portfolio,” collectively, the “Portfolios”), on April 12, 2005, at ATSF’s offices, 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, at 2:00 p.m., Eastern Time, as adjourned from time to time (the “Special Meeting”). The Board is soliciting proxies from shareholders of each Portfolio with respect to the proposals set forth in the accompanying notice. Shareholders of record as of January 14, 2005 (the “Record Date”) are entitled to vote at the Special Meeting. On or about March 16, 2005, it is anticipated that voting instruction cards and proxy statements will first be mailed to persons who held variable annuity contracts and variable insurance policy (either of which is referred to as a “Policy” and each owner of a Policy is referred to as a “Policyowner”) that invest in the Portfolios as of the Record Date.

INTRODUCTION

•	At a meeting held on October 5, 2004, the Board approved on behalf of each Portfolio a series of measures that it believes will, among other things: enhance the management of ATSF in a changing regulatory and investment environment; simplify and modernize ATSF and the Portfolios to permit them to respond more quickly and favorably to changed circumstances without expense and delay; and clarify the rights, privileges and powers of the Portfolios’ Policyowners and the Board. The implementation of these measures, each of which is briefly summarized below, is subject to the approval of the Portfolios’ shareholders.

•	First, on behalf of each Portfolio, the Board approved an Agreement and Plan of Reorganization (“Reorganization Agreement”), pursuant to which each Portfolio would be reorganized in a tax-free transaction as a separate series of AEGON/Transamerica Series Trust, a newly-created Delaware statutory trust (the “Trust”). This change should help to assure operation under the most advanced form of organization, and is intended to reduce certain expenses, which would benefit Policyowners. Implementation of the reorganizations contemplated under the Reorganization Agreement (the “Reorganizations”) will result in the transfer of all assets of each Portfolio to a corresponding series of the Trust (each a “New Portfolio”) and the continuation of the New Portfolios. The Trust will continue ATSF’s operations as a registered investment company, and each New Portfolio will be managed by the same personnel and in accordance with the same investment objectives, strategies and techniques utilized in the management of each corresponding Portfolio immediately prior to the Reorganizations. In particular, Transamerica Fund Advisors, Inc. (“TFAI”) will continue to serve as investment adviser to the New Portfolios and each current investment sub-adviser to a Portfolio will continue to serve as such with the corresponding New Portfolio. Policyowners are expected to continue to incur the same fees and expenses with the New Portfolios as are currently incurred with the Portfolios. Implementation of the Reorganizations is contingent upon Policyowner approval of the Reorganization Agreement.

•	The second Proposal seeks Policyowner approval of changes to the Portfolios’ fundamental investment restrictions that are intended to simplify, modernize and make consistent, to the extent possible, the fundamental restrictions of the Portfolios. Shareholders should note that these changes will not modify the current investment objectives and strategies of the Portfolios. Approval of this second Proposal is not contingent upon the approval of the first Proposal.

PROPOSAL I

APPROVAL OF THE REORGANIZATION AGREEMENT

At a meeting of the Board held on October 5, 2004, the Board approved on behalf of ATSF and each of the Portfolios, an Agreement and Plan of Reorganization (“Reorganization Agreement”) substantially in the form attached to this Proxy Statement as Appendix B. It was determined that the Reorganization Agreement should be submitted to ATSF Policyowners for approval. If this Proposal is approved, the Directors and Officers of ATSF will implement the Reorganizations on behalf of ATSF and the Portfolios: ATSF will be reorganized from a Maryland corporation into a Delaware statutory trust (the “Trust”), and each Portfolio would be reorganized into a New Portfolio. If approved, the Reorganization is expected to take effect on or about April 30, 2005 (the “Exchange Date”), although that date may be adjusted in accordance with the terms of the Reorganization Agreement.

What are Policyowners being asked to provide instructions to approve in Proposal I?

Policyowners of each Portfolio are asked to consider the proposed Reorganization Agreement, which contemplates:

•	The transfer of all of the assets and liabilities of each Portfolio to the corresponding New Portfolio in exchange for shares of the corresponding New Portfolio having an aggregate value equal to the assets and liabilities of the Portfolio and the assumption by the New Portfolio of all of the liabilities of the Portfolio;

•	The distribution to each Policyowner invested in each Portfolio of the same number of units of the New Portfolio having an aggregate net asset value equal to the aggregate net asset value of the units of the Portfolio held by that Policyowner on the Exchange Date; and

•	The Trust’s continuation of ATSF’s operations as a registered investment company by succession of the Trust to ATSF’s registration as an investment company and to the registration statement relating to ATSF and its shares.

In addition, prior to shares of the New Funds being distributed to Policyowners, the Portfolios, as sole shareholders of the Trust, will be asked to vote on certain issues regarding the organization of the Trust. A Portfolio will vote in favor of such matters regarding the organization of the Trust only if the Policyowners of that Portfolio have provided instructions to vote in favor of the proposed Reorganizations. Thus, Policyowners of the Portfolios, in approving the proposed Reorganizations, will also, in effect, be approving the following matters with respect to the Trust, among others:

•	Election of the Trustees of the Trust: the Board of the Trust will be the current Board of ATSF;

•	Approval of the Trust’s Agreement and Declaration of Trust, as described below;

•	Approval of investment advisory agreements and approval of sub-advisory agreements, all of which will be substantially similar to the agreements currently in place with respect to each of the Portfolios;

•	Approval of the distribution agreements and distribution and service plans with respect to each applicable New Portfolio and its classes, all of which will be substantially similar to the agreements and plans currently in place with respect to each of the Portfolios;

•	Approval of the liquidation and dissolution under Maryland law of the Maryland corporation that currently serves as ATSF and the Portfolios, to the extent such approval is required;

•	The selection of PricewaterhouseCoopers LLP (“PwC”) as independent auditors of the Trust; and approval of other service agreements and compliance plans and procedures necessary or helpful to the Trust’s operations.

Policyowners of the Portfolios are being asked to provide instructions separately on these issues. More information on each of these items is discussed below.

What effect will the Reorganizations have on the Portfolios and their Policyowners?

Immediately after the Reorganizations, Policyowners of each Portfolio will receive units of the corresponding class of the corresponding New Portfolio having an aggregate value equal to the aggregate cash value of the units of the Portfolio held by you immediately prior to the Reorganization. As a result of the Reorganizations, Policyowners will become Policyowners invested in the New Portfolios.

The Reorganizations will not result in any change in the name, investment objective or principal investment strategies, investment adviser, sub-advisers, portfolio managers or service providers of any of the Portfolios. Each New Portfolio will offer the same shareholder services as its corresponding Portfolio.

Will there be any sales load, commission or other transactional fee in connection with the Reorganizations?

No. You will receive units of the New Portfolio having an aggregate value equal to the aggregate cash value of the units of the respective Portfolio held by you on the Record Date.

What will be the federal income tax consequences of the Reorganizations?

As a condition to each Fund’s obligation to consummate the Reorganizations, legal counsel will issue an opinion to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (“Tax Code”), current administrative rules and court decisions (i) the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes; (ii) the transactions will not result in the recognition of gain or loss to the Funds, or shareholders invested in the Funds, the New Funds, or Policyowners; (iii) shareholders invested in the Funds will have the same aggregate tax basis in the shares of the New Funds that they receive in the Reorganizations as their aggregate tax basis in the shares of the Funds before the Reorganizations; and (iv) shareholders invested in the Funds who hold their shares as capital assets will include their holding period in Fund shares in determining their holding period in New Fund shares.

The opinion of counsel is not binding on the Internal Revenue Service and the opinion will be based in part upon certain representations made by the Funds and upon certain assumptions that may possibly not apply to all Policyowners. Policyowners should consult their tax advisers regarding the effect of the Reorganizations in light of their individual circumstances. As the foregoing relates only to federal income tax consequences, shareholders should also consult their tax advisers as to the foreign, state, local and other tax consequences of the Reorganizations.

Who is bearing the expenses related to the Reorganizations?

Each Portfolio will bear an allocated portion of all mailing, printing and tabulation expenses associated with the Reorganizations based upon the value of the separate accounts of each Portfolio. Legal costs will be allocated equally among the Portfolios regardless of the assets of each Portfolio.

Summary of the Reorganizations

The Reorganization Agreement provides that each New Portfolio will acquire all of the assets, subject to all of the liabilities, of the corresponding Portfolio in exchange for shares of the New Portfolio. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Exchange Date as that date may be adjusted from time to time. The number of full and fractional shares of the New Portfolio you will receive in the Reorganization will be equal to the number of full and fractional shares of the Portfolio you own on the Exchange Date and will be of the same class as the shares you own on the Exchange Date.

As part of the closing of the Reorganizations, each Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date the shares of a New Portfolio received by the corresponding Portfolio in the Reorganizations. The liquidation and distribution with respect to each class of each Portfolio’s shares will be accomplished by the transfer of the New Portfolio shares then credited to the account of the Portfolio on the books of the corresponding New Portfolio to newly-opened accounts on the books of that New Portfolio in the names of the Portfolio shareholders. All issued and outstanding shares of the Portfolio will simultaneously be canceled on the books of the Portfolio. The New Portfolio will not issue certificates representing the New Portfolio shares issued in connection with such exchange.

After such distribution, ATSF will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to affect a complete dissolution under state law of the Portfolios and the existing Maryland corporation. As the successor to ATSF’s operations, the Trust will adopt and succeed to the registration statement of ATSF under the federal securities laws and amend ATSF’s registration statement to describe the Delaware statutory trust structure.

The Reorganization Agreement must be approved by shareholders of each Portfolio, voting separately. In the event that shareholders of a particular Portfolio do not approve the Reorganization of that Portfolio with and into the corresponding New Portfolio, the Reorganization Agreement will continue to remain in full force and effect with respect to the reorganizations and liquidations of the other Portfolios and their corresponding New Portfolios for which such shareholder approval has been granted although the Exchange may be delayed and the Trust may have to separately register as an investment company. If a Reorganization is not completed for any reason with respect to a Portfolio, the Board will consider various options for that Portfolio.

The Reorganization Agreement may be terminated and the Reorganization abandoned by the Board, with respect to one or more Portfolios or with respect to all Portfolios, at any time prior to the consummation of the Reorganizations, before or after approval by the Policyowners of the Portfolios, if, among other things: (i) there is a material breach by the other party of any representation, warranty or agreement contained in the Reorganization Agreement; (ii) it reasonably appears that a party cannot meet a condition of the Reorganization Agreement; or (iii) circumstances should develop that, in the Board’s opinion, make proceeding with the Reorganizations inadvisable with respect to such Portfolio(s). The Reorganization Agreement provides that the Trust or ATSF may waive compliance with any of the covenants or conditions made therein, or amend the Plan of Reorganization for the benefit of any Portfolio or New Portfolio, as applicable, provided that such waiver or amendment does not materially adversely affect benefits intended upon the Reorganization Agreement and is consistent with the best interests of shareholders.

Policyowners should note that consummation of the Reorganizations is contingent upon approval of Proposal I.

Certain Comparative Information about ATSF and the Trust

ATSF currently is organized as a Maryland corporation (the “Corporation”) governed by its own Articles of Incorporation (the “Articles of Incorporation”), By-Laws and a Board of Directors. The Trust is a Delaware statutory trust governed by its own Agreement and Declaration of Trust, By-Laws and a Board of Trustees. The operations of the Trust and the Corporation are also governed by applicable state and federal law.

Certain differences and similarities between these entities are summarized below, although this is not a complete list of comparisons. Policyowners should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to Policyowners without charge upon written request.

General

Under the Agreement and Declaration of Trust and By-Laws of the Trust, the Trustees of the Trust are expected to have more flexibility than the Directors of the Corporation and, subject to applicable requirements of the Investment Company Act of 1940 (“1940 Act”) and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of the Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. Delaware statutory trusts offer a number of operational advantages over Maryland corporations including: (1) no requirement to file amendments/supplements to charter documents prior to implementing the same, and avoidance of related filing fees; (2) greater flexibility to take various actions (e.g., amend charter documents, engage in corporate restructurings, liquidations) without seeking shareholder approval (subject, of course, to other applicable law, such as Rule 17a-8 under the 1940 Act); (3) avoidance of state taxation; and (4) a well-established body of law affecting business organizations. In short, Delaware law promotes ease of administration by permitting the Board of the Trust to take certain actions without undue delays, which would otherwise require additional time and costs.

In addition, the proposed Declaration of Trust and By-Laws of the Trust is clearer and more comprehensive with respect to matters affecting modern investment companies such as ATSF and the Portfolios than the current organizational documents of the Funds. While some of these improvements could potentially be achieved by amending the existing organization documents of the Corporation, it is believed that given the other advantages of a Delaware statutory trust, it is preferable to enter into the Reorganization Agreement.

Importantly, the Trustees of the Trust will have the same fiduciary obligations to act with due care and in the interest of the New Portfolios and their shareholders as do the Directors of the Corporation with respect to the Portfolios and their shareholders.

Shareholder Liability

Trust.    The Agreement and Declaration of Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Trust, the New Portfolios or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Corporation.    Under Maryland law, shareholders of a Maryland corporation cannot be held personally liable for the obligations of the Corporation.

Liquidation or Dissolution

In the event of the liquidation or dissolution of any of the Portfolios or New Portfolios, shareholders are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to the Portfolio/New Portfolio. The assets so distributed to shareholders would be distributed among the Policyowners in proportion to the number of shares of that Portfolio/New Portfolio held by them and recorded on the books of the Portfolio/New Portfolio.

Trust.    The Agreement and Declaration of Trust permits a majority of the Trustees to liquidate the Trust, or any class or series of the Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

Corporation.    The Articles of Incorporation permit the Corporation to authorize a liquidation or dissolution upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

Liability of Directors

Trustees of the Trust and the Directors of the Corporation are generally not liable to the respective entity absent willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Furthermore, the Agreement and Declaration of Trust and the Articles of Incorporation permit indemnification of the Trustees/Directors to the fullest extent permissible under applicable laws. The Trust’s Agreement and Declaration of Trust specifically provides that indemnification includes any reasonable expenses incurred by a Trustee in connection with the defense of any proceeding. The Trust’s Agreement and Declaration of Trust further provides that any Trustee designated to be a “financial expert” or to have any particular type of specific expertise or knowledge shall not be held to a heightened standard of care because of such designation.

Shareholder Meetings

Neither the Trust nor the Corporation is required to hold annual meetings, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act or other applicable law. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act or state law, shares are voted by the individual Portfolio or New Portfolio; (2) the matter involves any action that the Directors have determined will affect only the interests of one or more Portfolio or New Portfolio, in which case only the shareholders of such series shall be entitled to provide instructions thereon; and (3) the matter involves any action that the Directors or Trustees have determined will affect only the interests of one or more classes, in which case only the shareholders of such class or classes shall be entitled to provide instructions thereon.

However, as further noted below, the Trust and the Corporation do differ in the percentage of outstanding shares necessary to call a special meeting and in the ability of shareholders to take action by written consent:

Trust.    The Agreement and Declaration of Trust for the Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the New Trust entitled to vote at such meeting.

Corporation.    A special meeting of shareholders of a Portfolio may be called upon the written request of holders of at least 25% of that Portfolio’s outstanding capital stock entitled to provide instructions at such meeting.

Reorganization/Combination Transactions

Trust.    Under the Agreement and Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Portfolio or the Trust with another trust or other business organization without shareholder approval, although such approval may be separately required under the Federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated portfolios under certain circumstances, such as when the merging portfolios have materially different advisory contracts or fundamental investment restrictions.

Corporation.    The Corporation may authorize a merger of a Portfolio or the Corporation with another business organization, or the sale or exchange of all or substantially all of the property of the Portfolio(s), upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

Amendment of Charter Document

Trust.    The Directors may generally restate, amend or otherwise supplement the Trust’s governing instrument, which includes the Agreement and Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting Policyowners right to provide instructions).

Corporation.    The Corporation may authorize an amendment of the Articles of Incorporation upon concurrence of a majority of the aggregate number of the votes entitled to be cast thereon. The Board of Directors may make, alter or repeal from time to time any of the By-Laws of the Corporation except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the 1940 Act. The Bylaws may also be amended at any stockholder meeting at which a quorum is present or represented.

Derivative and Class Actions

Generally, shareholders of the Trust and the Corporation are permitted to bring derivative or class actions on behalf of their respective entity only after such shareholders have first made a demand upon the Board to bring the action on behalf of the applicable entity. The requirements for shareholders of the Corporation are governed by state law. The Agreement and Declaration of Trust of the Trust specifically sets forth the procedural requirements a shareholder would need to fulfill and additionally limits such actions to those brought by at least 10% of the Trust’s or a New Portfolio’s shareholders.

Trust.    Shareholders of the Trust or any New Portfolio may not bring a derivative action to enforce the right of the Trust or New Portfolio unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submits a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the Trust or the New Portfolio, as applicable, join in bringing the derivative action. A shareholder of a particular New Portfolio is not entitled to participate in a derivative action on behalf of a different New Portfolio of the Trust.

Corporation.    As a prerequisite for bringing a derivative action in Maryland, a shareholder has to either make a demand on the Board to prosecute the litigation or allege facts showing the futility of such a demand.

The foregoing is only a summary of certain characteristics of the operations of the Trust and the Corporation, their relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Policyowners should refer to the provisions of such documents and state laws governing each Portfolio for a more thorough description.

Evaluation by the Board

At a meeting of the Board held on October 5, 2004, the Board, including the Directors who are “independent,” as such term is used for regulatory purposes (each, an “Independent Director”), approved the submission of the Reorganization Agreement to Policyowners for their approval and recommended approval of the Reorganization Agreement and each corresponding Reorganization. The Board has determined, with respect to each Portfolio, that participation in the Reorganizations is in the best interests of each Portfolio and its Policyowners, and that Policyowners’ interests will not be diluted by the Reorganizations.

In determining whether it was appropriate to recommend approval by Policyowners, the Board requested information, provided by management, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information. The Directors recommended that Policyowners approve the Reorganization Agreement on the basis of the following considerations, among others:

•	The interests of Policyowners of the Portfolios will not be diluted as a result of the Reorganizations. Portfolio shares will be exchanged for an equivalent dollar and share amount of the corresponding New Portfolio. Account registration and account options will remain the same.

•	The proposed Delaware statutory trust form for the Trust provides a more flexible and cost-efficient method of operating the Portfolios for the benefit of Policyowners invested in ATSF portfolios, which could result in greater operating efficiencies.

•	The investment objectives, policies and restrictions of each New Portfolio will be identical to those of the corresponding Portfolio and the New Portfolios will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Portfolio immediately prior to the proposed Reorganizations.

•	Each New Portfolio will be subject to investment advisory fees and operating expenses (including current expense limitations) that are expected to be identical through at least April 30, 2006 to those of the corresponding Portfolio.

•	The Reorganizations will be effected on a tax-free basis for federal income tax purposes, so the Reorganizations will be tax-free to the Policyowners of the Portfolios. Neither the Portfolios nor the New Portfolios are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

In reaching its decision to recommend approval of the Reorganization Agreement, the Board did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to recommend approval of the Reorganization Agreement by the Policyowners.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT POLICYOWNERS OF EACH PORTFOLIO PROVIDE INSTRUCTIONS TO VOTE “FOR” APPROVAL OF THE REORGANIZATION AGREEMENT. UNMARKED VOTING INSTRUCTION CARDS WILL BE SO VOTED.

PROPOSAL II

CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires each Portfolio to adopt fundamental investment restrictions with respect to several specific types of activities, including a Portfolio’s ability to (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires each Portfolio to state whether it is a diversified or non-diversified Portfolio, as those terms are defined in the 1940 Act, and the 1940 Act permits each Portfolio to designate any other of its policies as fundamental policies, as the Portfolio deems necessary or desirable.

In order to modify or eliminate a Portfolio’s fundamental investment restrictions, including its classification as a diversified or non-diversified Portfolio, the 1940 Act requires that any such change be approved by the Portfolio’s shareholders. The Board is proposing that shareholders approve revisions to certain of the Portfolios’ fundamental investment restrictions, as described more fully in this Proxy Statement, in an effort to standardize the Portfolios’ investment restrictions and permit the Portfolios the maximum investment flexibility under current law. The current fundamental investment restrictions of each of the Portfolios that are proposed to be revised at this Special Meeting are set forth in Appendix C to this Proxy Statement.

Why are Policyowners being asked to provide instructions to approve changes to the Portfolios’ investment restrictions?

The Portfolios’ current investment restrictions often vary from one another and, in some cases, are more restrictive than the rules and regulations under the 1940 Act and applicable guidance by the Securities and Exchange Commission (“SEC”) and its staff otherwise require, limiting investment strategies and resulting in operating inefficiencies and costs.

Many of the Portfolios’ current fundamental investment restrictions can be traced back to federal or state securities law requirements, or business or industry conditions, that were in effect when the Portfolios were organized. These restrictions have subsequently been made less restrictive or are no longer applicable to the Portfolios. In addition, as certain Portfolios have been created or acquired over the years, these Portfolios have adopted similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially creating unintended differences in interpretation. As a result, the current restrictions unnecessarily limit the investment strategies available to the portfolio managers in managing each Portfolio’s assets. In addition, the lack of uniform standards applicable across all of the Portfolios leads to operating inefficiencies and increases the costs of compliance monitoring.

What effect will the proposed changes to the Portfolios’ investment restrictions have on the Portfolios?

While Proposal II is intended to provide greater flexibility in managing each Portfolio’s assets, should shareholders approve the Proposals, the Portfolios would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in each Portfolio’s prospectus. Neither TFAI nor any of the Portfolios’ sub-advisers presently intend to alter the way in which it manages any of the Portfolios, nor do they believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risk associated with any Portfolio.

Approval of changes to the Portfolios’ fundamental investment restrictions will not be dependent upon your vote on Proposal I. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to the Reorganizations, and the Portfolios’ Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Special Meeting. Should shareholders also approve the proposed Reorganizations, each New Portfolio would have as its fundamental investment restrictions those revised fundamental investment restrictions approved by the corresponding Portfolio’s shareholders. Should a Portfolio’s shareholders not provide instructions to approve a Proposal to amend, eliminate or reclassify a particular fundamental investment restriction, the Portfolio’s (or New Portfolio’s, as the case may be) current fundamental investment restriction, as set forth in Appendix C, would continue to apply unchanged.

Evaluation by the Board

Because of the opportunity afforded by the Special Meeting, the Board has reviewed each Portfolio’s fundamental investment restrictions with the goal of simplifying, modernizing and making consistent to the extent possible the fundamental investment restrictions of the Portfolios. The Board believes that simplifying the Portfolios’ fundamental investment restrictions will enhance management’s ability to manage the Portfolios’ assets efficiently in changing regulatory and investment environments, and permit management and the Board to review and monitor investment restrictions more easily. In addition, the proposed changes to the fundamental investment restrictions of the Portfolios will assist the Portfolios in making regulatory filings in a more efficient and cost effective manner. The proposed changes in fundamental restrictions will allow each Portfolio greater investment flexibility to respond to future investment opportunities. The Board does not anticipate, however, that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in each Portfolio. Due to these and other considerations, the Board recommends that Policyowners provide instructions to approve the modifications to the Portfolios’ fundamental investment restrictions described below.

Policyowners of each Portfolio will be asked to provide instructions on each proposed fundamental restriction separately on the enclosed proxy card.

Modification of the Portfolios’ Fundamental Investment Restrictions

In general, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., those from which registered investment companies cannot deviate without shareholder authorization) will remain fundamental investment restrictions of the Portfolios. However, Policyowners are being asked to provide instructions to approve amendments to these investment restrictions, as set forth in Proposals II.A-II.H. In addition, investment restrictions that are currently deemed fundamental by each Portfolio, but which the 1940 Act does not require to be fundamental, are proposed to be reclassified. This is the purpose of Proposal II.I.

Proposal II.A—Diversification

Applicable Portfolios—All Portfolios

Proposed New Fundamental Investment Restriction:    If the proposed amendment is approved by shareholders, each Portfolio’s sub-classification as a diversified or non-diversified Portfolio would read:

Each Portfolio shall be a “diversified company” as that term is defined in the 1940 Act (except for Salomon All Cap, Great Companies—America(SM), Clarion Real Estate Securities, Great Companies—Technology(SM) and Third Avenue Value), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The Salomon All Cap, Great Companies—America(SM), Clarion Real Estate Securities, Great Companies—Technology(SM), and Third Avenue Value Portfolios shall be a “non-diversified company” as that term is defined in the 1940 Act.

Discussion of Proposed Modification:    Section 8(b) of the 1940 Act requires each series of a registered investment company to state whether it is “diversified” or “non-diversified,” as those terms are defined in the 1940 Act. As used in the 1940 Act, a diversified portfolio may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer (“75% test”). Under the 1940 Act, a “non-diversified” portfolio is any portfolio that is not considered diversified and is not, therefore, constrained by the 75% test.

No change is being proposed to a Portfolio’s designation as a diversified or non-diversified Portfolio. Instead, the proposed change would modify the Portfolios’ fundamental investment restrictions and other disclosures regarding each Portfolio’s sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Thus, this investment restriction will apply to each Portfolio and the requirements of the 1940 Act, as they may be amended from time to time, without the Portfolios’ Board or shareholders taking further action. With respect to those Portfolios that are permitted to be non-diversified, the restriction is simplified by eliminating the particular percentage limitations applicable to each non-diversified Portfolio. This would be consistent with the 1940 Act, which only requires that a Portfolio state whether it is diversified or non-diversified.

It is not anticipated that this change would have any effect on the operations of the Portfolios. The Portfolios would remain subject to the same limitations on their investments under the definition of “diversified” and “non-diversified” as embodied in the Portfolios’ current fundamental policies or other investment restrictions of the Portfolios. In addition, each of the Portfolios, whether diversified or non-diversified, will remain subject to the relevant diversification provisions of the Tax Code, which require that at the end of each quarter of a Portfolio’s taxable year, with respect to 50% of the value of the Portfolio’s total assets, the Portfolio has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer’s outstanding voting securities.

Proposal II.B—Borrowing

Applicable Portfolios—All Portfolios

Proposed New Fundamental Investment Restriction:    If the proposed amendment is approved, each Portfolio’s fundamental investment restriction regarding borrowing would read:

Each Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification:    Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a Portfolio to borrow from banks in an amount up to 33 1/3% of the Portfolio’s total assets, including the amount borrowed. A Portfolio may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Portfolio’s total assets. The proposed restriction would permit the Portfolios to borrow to the full extent permitted by the 1940 Act. Further, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by the Portfolios.

Generally, the Portfolios’ current fundamental investment restrictions on borrowing provide that, consistent with the limits imposed under the 1940 Act, each Portfolio may borrow in an amount up to 5% of its total assets for temporary emergency purposes and in an amount up to 25% - 33 1/3% of the Portfolios’ assets to meet redemptions. (See Appendix C for details about the current restrictions of each Portfolio.)

To the extent that any borrowing made by a Portfolio involves leveraging, the Portfolio may be subject to the risk that if the securities held by the Portfolio decline in value while these transactions are outstanding, the

Portfolio’s net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect on a Portfolio’s net asset value and may increase the volatility of the Portfolio. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

Proposal II.C—Senior Securities

Applicable Portfolios—All Portfolios

Proposed New Fundamental Investment Restriction:    If the proposed amendment is approved, each Portfolio’s fundamental investment restriction regarding issuing senior securities would read:

Each Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification:    The 1940 Act prohibits the Portfolios from issuing senior securities, except for borrowings where certain conditions are met. In addition, under the 1940 Act certain types of transactions entered into by a Portfolio, including repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness and, therefore, senior securities. Currently, these activities are permissible investments under the 1940 Act so long as certain collateral or coverage requirements designed to protect Policyowners are met.

Under each Portfolio’s current fundamental investment restriction, each Portfolio is prohibited from issuing senior securities except for borrowings and other transactions for which the proper level of asset coverage is maintained as required by the 1940 Act or SEC interpretation. The proposed amended restriction on issuing senior securities does not substantially alter this, although it simplifies the current restriction and makes it uniform with respect to each Portfolio. Thus, the proposed amended restriction does not change the current restrictions for any of the Portfolios, because in all cases, the Portfolios will continue to be subject to the limitation on borrowing and may engage in such other activities only to the extent permitted by applicable SEC interpretation. Furthermore, a Portfolio would not be able to engage in such activities unless its investment policies and strategies so permit.

Proposal II.D—Underwriting Securities

Applicable Portfolios—All Portfolios

Proposed New Fundamental Investment Restriction:    If the proposed amendment is approved, each Portfolio’s fundamental investment restriction regarding underwriting securities would read:

Each Portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, each Portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Discussion of Proposed Modification:    The proposed restriction with respect to underwriting securities is substantially similar to the current restrictions for each of the Portfolios. However, it clarifies and makes uniform the exception from the prohibition for all Portfolios and avoids unintended limitations or differences in interpretations.

Proposal II.E—Real Estate

Applicable Portfolios—All Portfolios

Proposed New Fundamental Investment Restriction:    If the proposed amendment is approved, each Portfolio’s fundamental investment restriction regarding investments in real estate would read:

Each Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

Discussion of Proposed Modification:    The proposed change maintains each Portfolio’s general restriction on buying or selling real estate, but excepts certain real estate-related activities from the restriction. The proposed restriction would permit the Portfolios to acquire or lease office space for their own use, although it is not anticipated that any of the Portfolios will do so. The proposed restriction would also permit the Portfolios to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). Each Portfolio would also be able to invest in mortgage-backed securities and securities of issuers that invest in real estate interests, to the extent consistent with its other investment policies and strategies.

Proposal II.F—Making Loans

Applicable Portfolios—All Portfolios

Proposed New Fundamental Investment Restriction:    If the proposed amendment is approved, each Portfolio’s fundamental investment restriction regarding making loans would read:

Each Portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification:    The proposed change permits the Portfolios to engage in securities lending to the extent permitted by the 1940 Act and by then-current SEC policy. The staff of the SEC currently limits loans of a Portfolio’s securities to one-third of the Portfolio’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The Portfolios’ current restrictions are consistent with this limitation and, in some cases, are set lower than the maximum allowed under the 1940 Act. Should the SEC staff modify the requirements governing a Portfolio’s ability to loan its securities in the future, under the proposed restriction, each Portfolio would be able to take advantage of that increased flexibility without requiring further action.

Generally the Portfolios’ current fundamental investment restrictions on lending provide that, consistent with the limits imposed under the 1940 Act, each Portfolio may lend an amount up to 25% - 33 1/3% of the Portfolios’ assets. (See Appendix C for the current restrictions of each Portfolio.) This Proposal would result in a change to the fundamental investment restrictions of the Portfolios so that each Portfolio may have 33 1/3% of its total assets available for lending. Therefore, each of the Portfolios could be subject to a greater extent to the risks associated with securities lending. These risks include the possibility of loss to a Portfolio due to (1) the inability of the borrower to return the securities; (2) a delay in recovery of the securities, or (3) loss of rights in the collateral should the borrower fail financially. However, the proposed restriction would provide the Portfolios with greater flexibility and maximize each Portfolio’s lending capabilities, thereby allowing the Portfolios to respond more effectively to regulatory, industry and market developments. Further, it is not anticipated that the proposed change would affect any Portfolio’s securities lending activities in the near term.

Proposal II.G—Concentration of Investments

Applicable Portfolios—All Portfolios

Proposed New Fundamental Investment Restriction:    If the proposed amendment is approved, each Portfolio’s fundamental investment restriction regarding concentration of investments would read:

Each Portfolio may not “concentrate” its investments in a particular industry or group of industries (except the Portfolio(s) listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

The Clarion Real Estate Securities may concentrate in securities of issuers in the real estate industry.

Discussion of Proposed Modification:    With the exception of the Portfolio named above, each Portfolio currently has, and will continue to have, a fundamental investment restriction that prohibits it from concentrating its investments in any one industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the SEC staff has taken the position that investment of more than 25% of a Portfolio’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Portfolios’ current fundamental restrictions are consistent with this interpretation. Nevertheless, the proposed change would permit investment in an industry or group of industries up to the most recently prescribed limits under the 1940 Act and accompanying SEC interpretations. It also promotes uniformity among most of the Portfolios’ restrictions.

Proposal II.H—Commodities

Applicable Portfolios—All Portfolios

Proposed New Fundamental Investment Restriction:    If the proposed amendment is approved, each Portfolio’s fundamental investment restriction regarding investments in commodities would read:

Each Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification:    The current fundamental investment restrictions prohibit the Portfolios from investing in commodities or commodity contracts except certain financial instruments, such as futures contracts and options on futures contracts, which under some interpretations may be deemed commodities. Consistent with the requirement of the 1940 Act, the proposed restriction prohibits only the purchase of physical commodities; it does not limit the Portfolios’ purchase or sale of derivatives that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, options, futures contracts and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many funds and other institutional investors. The proposed restriction also permits each Portfolio to enter into foreign currency transactions, in accordance with its investment objective and strategies.

While several of the Portfolios may already invest in derivatives, the proposed restriction may expand the types of derivatives in which those Portfolios may invest and may allow Portfolios that could not previously invest in derivatives to invest in derivatives for the first time, if such investments are otherwise in accordance with the Portfolio’s investment objective and strategies. To the extent a Portfolio invests in these derivative instruments, it will be exposed to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a Portfolio’s portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

However, notwithstanding the above, it is not currently proposed that any Portfolio’s investment policies be changed to permit additional derivative investments. Without such a change, each Portfolio will continue to be subject to the limitations currently in effect in each Portfolio’s prospectus or statement of additional information. This proposed change does, however, reserve to the Directors/Trustees the ability to change a Portfolio’s derivatives policy at a later date without further shareholder action.

Reclassification of a Fundamental Investment Restriction to a Non-Fundamental Investment Restriction

Proposal II.I—Margin Activities and Short Selling

Applicable Portfolios—Transamerica Equity, Transamerica Equity II and Transamerica Growth Opportunities

Proposal:    It is proposed that the fundamental investment restriction on margin activities and selling securities short for each of the Portfolios listed above be reclassified as a non-fundamental investment restriction.

Reasons for the Reclassification of the Investment Restriction:    The fundamental investment restrictions on margin activities and selling securities short were based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required and may be eliminated from the Portfolios’ fundamental investment restrictions. There are no current expectations that the Portfolios will engage in margin activities or sell securities short. If the changes are adopted as proposed, these Portfolios will be able to engage in such activities, to the extent permitted by their remaining investment restrictions and in accordance with their investment objective and strategies. The significance of this reclassification is that the above Portfolios will not have to incur the time delay and cost of seeking shareholder approval of any change that the Board, consistent with its fiduciary obligation to investors, determines to implement.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE POLICYOWNERS PROVIDE INSTRUCTIONS ON BEHALF OF EACH PORTFOLIO TO VOTE “FOR” APPROVAL OF PROPOSALS II.A THROUGH II.I (AS APPLICABLE). UNMARKED VOTING INSTRUCTION CARDS WILL BE SO VOTED.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Management and Other Service Providers

TFAI, the Portfolios’ investment adviser, and Transamerica Fund Services, Inc., its transfer agent and administrator, are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

Independent Auditors

The Audit Committee and the Board selected the firm of PwC as independent auditors of ATSF for the current fiscal year. Representatives of PwC are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees paid to PwC for professional services rendered by PwC for the audit of ATSF’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $547,000 for ATSF’s fiscal year ended December 31, 2004 and $545,000 for the fiscal year ended December 31, 2003.

Other Fees

	December 31, 2003	December 31, 2004
Audit-Related Fees.	$51,000	$73,000
Tax Fees.	$51,000	$53,000
All Other Fees.	-0-	-0-

Audit-related fees include review of filings with the Security and Exchange Commission and the review of ATSF’s semi-annual report to shareholders. Tax fees include tax return services provided for fund mergers and foreign tax work.

Audit Committee Pre-Approval Policies and Procedures.    The pre-approval policies and procedures of ATSF contained in ATSF’s Audit Committee Charter require that ATSF’s Audit Committee pre-approve all audit services and non-audit services provided by PwC or any other independent public accountant engaged by ATSF (the “Auditor”). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) ATSF’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with ATSF’s investment adviser that provides ongoing services to the Portfolios if the services directly relate to the operations and financial reporting of the Portfolios. The Audit Committee approved 100% of the audit and non-audit fees listed above. The Audit Committee may delegate any portion of its authority to grant pre-approvals of audit and permitted non-audit services to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Policyholders Communications with the Board.    Policyholders may mail written communications to the Board, addressed to the care of the Secretary of ATSF, at ATSF’s address. Each communication must (i) be in writing and be signed by the policyholder, (ii) identify the Portfolio to which it relates, and (iii) identify the class of shares of the Portfolio held by the policyholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted communications. Except as provided below, with respect to each properly submitted communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a policyowner’s communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Portfolios or their operations, management, activities, policies, service providers, Boards, officers, shareholders or other matters relating to an investment in the Portfolios, or (ii) is ministerial in nature (such as a request for Portfolio literature, share data or financial information).

Policyowners Reports

Policyowners can find important information about the Portfolios in the ATSF’s annual report dated December 31, 2004, which is provided by the respective insurance company from which you have purchased your Policy. If you have not received these reports or would like to receive an additional copy, please contact ATSF by writing at P.O. Box 9015, Clearwater, Florida 33758-9015, or by calling the telephone number above. A copy of the report will be provided free of charge.

VOTING INFORMATION

Solicitation of Voting Instructions.    Voting instructions/proxies are being solicited at the request of the Board of Directors of ATSF. Solicitation of voting instructions is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about March 16, 2005. ATSF has retained ADP, a professional proxy solicitation, mailing and tabulation firm, to assist with this solicitation. The costs for the proxy services of ADP are estimated to be approximately $671,700.00, plus applicable postage. The costs of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement and voting instruction form will be borne among the Portfolios based upon the number of accounts for Portfolios requiring proxy solicitation assistance.

If a Policyowner wishes to participate in the Special Meeting, the Policyowner may submit the voting instruction form originally sent with the Proxy, attend in person, vote via the Internet or by telephone. Should a Policyowner require additional information regarding the voting instruction card or require replacement of the voting instruction card, they may contact Customer Service at the number listed in the Policy they have purchased.

A Policyowner may revoke the accompanying voting instruction card at any time prior to the Special Meeting by filing with ATSF a written revocation or executed voting instruction form bearing a later date. In addition, any Policyowner that attends the Special Meeting in person may provide instructions at the Special Meeting, thereby canceling any instructions previously given. However, attendance at the Special Meeting, by itself, will not revoke previous instructions.

Voting Rights

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares. With respect to a Portfolio, a majority of the votes entitled to be cast at the Special Meeting, represented in person or by proxy, will constitute a quorum for the Special Meeting, and therefore must be present for the transaction of business at the Special Meeting.

Shares of the Portfolios are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for Policyowners. As such, Western Reserve Life Assurance Co. of Ohio, Transamerica Occidental Life Insurance Company, Transamerica Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Life Insurance and Annuity Company, (collectively, the “Insurance Companies”) are the only shareholders of record of the Portfolios. The amount of shares for each Portfolio owned by each entity is listed in Appendix D.

ATSF has agreed to solicit voting instructions from the Policyowners, upon whose instructions the respective Insurance Company will vote the shares of each Portfolio(s) at the Special Meeting. ATSF will mail a copy of this Proxy Statement to each Policyowner of record as of the Record Date. Accordingly, this Proxy Statement is used by the Insurance Companies to obtain voting instructions from Policyowners. Interests in the Policies for which no timely instructions are received will be voted in the same proportion as the instructions that are received from other Policyowners. The Insurance Companies will also vote any shares in separate accounts that they own, and which are not attributable to Policies, in the same proportion as determined by the Policyowners. As a result, a small number of voting Policyowners could determine the outcome of the vote if other Policyowners fail to vote.

The number of shares in a Portfolio for which a Policyowner may give instructions is determined to equal the number of units based on cash value for that Portfolio in the Policyowner’s respective Policy. Fractional units will be counted. Based upon this “cash value” attributable to each Portfolio as of January 14, 2005, Policyowners are entitled to an aggregate of votes with respect to each Portfolio as listed on Appendix E.

Abstentions and “broker non-votes” are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposals. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

Required Vote.    Shareholders of each Portfolio vote separately on Proposals I and II.A-II.I. Approval of Proposals I requires the affirmative vote of a majority of the shares outstanding and entitled to vote at the Special Meeting. Approval of Proposals II.A-II.I each requires the vote of a “majority of the outstanding voting securities” of that Portfolio, with all classes of shares voting together and not by class, which means the vote of 67% or more of the shares of a Portfolio that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of that Portfolio’s outstanding shares, whichever is less. (Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposals I and II.A-II.I.)

Policyowner Proposals.    As a general matter, ATSF does not hold annual meetings of shareholders. Policyowners wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposal to the Secretary of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716, in accordance with the guidelines outlines in the section titled “Policyholder Communications with the Board” of this Proxy Statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

John K. Carter, Esq., Secretary

AEGON/Transamerica Series Fund, Inc.

St. Petersburg, Florida

March 16, 2005

APPENDIX A

LIST OF SERIES OF

AEGON/TRANSAMERICA SERIES FUND, INC.

AEGON Bond

American Century International

American Century Large Company Value

Asset Allocation—Conservative Portfolio

Asset Allocation—Growth Portfolio

Asset Allocation—Moderate Growth Portfolio

Asset Allocation—Moderate Portfolio

Capital Guardian Global

Capital Guardian U.S. Equity

Capital Guardian Value

Clarion Real Estate Securities

Federated Growth & Income

Great Companies—AmericaSM

Great Companies—TechnologySM

Janus Growth

Jennison Growth

J.P. Morgan Enhanced Index

J.P. Morgan Mid Cap Value

Marsico Growth

Mercury Large Cap Value

MFS High Yield

Munder Net50

PIMCO Total Return

Salomon All Cap

Select+ Aggressive

Select+ Conservative

Select+ Growth & Income

T. Rowe Price Equity Income

T. Rowe Price Growth Stock

T. Rowe Price Small Cap

Templeton Great Companies Global

Third Avenue Value

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Equity II

Transamerica Growth Opportunities

Transamerica Money Market

Transamerica Small/Mid Cap Value

Transamerica U.S. Government Securities

Transamerica Value Balanced

Van Kampen Active International Allocation

Van Kampen Emerging Growth

Van Kampen Large Cap Core

A-1

APPENDIX B

AGREEMENT AND PLAN OF

REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made and entered into as of [                 , 2005], by and among AEGON/Transamerica Series Fund, Inc., a Maryland Corporation having an office at 570 Carillon Parkway, St. Petersburg, FL 33716 (the “Corporation”) and AEGON/Transamerica Series Trust, a Delaware statutory trust having an office at 570 Carillon Parkway, St. Petersburg, FL 33716 (the “Trust”).

WHEREAS, each of the Board of Directors of the Corporation and Initial Trustee of the Trust has determined that it is in the best interests of the Corporation and the Trust, respectively, that the assets of the Corporation be acquired by the Trust pursuant to this Agreement and in accordance with the applicable laws of the State of Maryland and the State of Delaware;

WHEREAS, the parties desire to enter into a plan of exchange pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Plan of Exchange.

(a) Subject to the requisite approval of the shareholders of the Corporation and to the terms and conditions contained herein, on                 , 2005, or such earlier or later date as may be mutually agreed upon by the parties (the “Exchange Date”), the following series of the Corporation (the “Portfolios”) shall assign, transfer and convey all of its assets to the corresponding series of the Trust (the “New Portfolios”) and the Trust shall accept all of such assignment, transfer and conveyance:

AEGON Bond

American Century International

American Century Large Company Value

Asset Allocation—Conservative Portfolio

Asset Allocation—Growth Portfolio

Asset Allocation—Moderate Growth Portfolio

Asset Allocation—Moderate Portfolio

Capital Guardian Global

Capital Guardian U.S. Equity

Capital Guardian Value

Clarion Real Estate Securities

Federated Growth & Income

Great Companies—AmericaSM

Great Companies—TechnologySM

Janus Growth

Jennison Growth

J.P. Morgan Enhanced Index

J.P. Morgan Mid Cap Value

Marsico Growth

Mercury Large Cap Value

MFS High Yield

Munder Net50

PIMCO Total Return

Salomon All Cap

Select+ Aggressive

Select+ Conservative

Select+ Growth & Income

T. Rowe Price Equity Income

T. Rowe Price Growth Stock

T. Rowe Price Small Cap

Templeton Great Companies Global

Third Avenue Value

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Equity II

Transamerica Growth Opportunities

Transamerica Money Market

Transamerica Small/Mid Cap Value

Transamerica U.S. Government Securities

Transamerica Value Balanced

Van Kampen Active International Allocation

Van Kampen Emerging Growth

Van Kampen Large Cap Core

(b) Subject to the requisite approval of the shareholders of the Portfolios and to the terms and conditions contained herein, on the Exchange Date, Portfolios shall assign, transfer and convey their obligations, duties and liabilities of, or attributable to the Portfolios, and the New Portfolios shall acquire all such obligations, duties and liabilities.

(c) Each Portfolio shall assign, transfer and convey its assets, as provided in Section 1(a), in exchange for shares of beneficial interest of the same class of the corresponding New Portfolios equal in number to the outstanding shares of the corresponding Portfolios.

(d) Each New Portfolio agrees to distribute shares of the same class equal in number to the corresponding number of then outstanding shares of the corresponding Portfolio.

(e) The Trust further assumes and agrees to observe, perform and be bound by all of the grants, terms, covenants, representations, warranties, and conditions contained in all contracts and agreements currently in effect with the Corporation, and the other agreements and documents delivered thereunder which are binding upon, and to be observed or performed by, the Corporation thereunder, as though the Trust were the Corporation, and hereby ratifies and confirms the validity of all contracts and agreements currently in effect with the Corporation, including, but not limited to, the Distribution Agreements and the Services Agreements.

(f) All references to the Corporation in all agreements to which the Corporation is a party will be deemed to refer to the Trust.

(g) It is contemplated that the net asset value of each outstanding share of each class of each Portfolio immediately after the effectiveness of this Agreement will be equivalent to the net asset value of each outstanding share of each class of the corresponding Portfolio.

(h) Delivery of the assets of the Portfolios to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to Investor’s Bank and Trust, the Trust’s custodian (the “Custodian”). Such delivery shall be made for the account of the Trust and the New Portfolios, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title hereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the New Portfolios free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the New Portfolios.

(i) The Corporation and the Portfolios will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred to the corresponding New Portfolios hereunder and the Trust shall allocate any such interest to the appropriate New Portfolios. The Corporation will transfer to the Trust any distributions, rights or other assets received by the Corporation after the Exchange Date as distributions on or with respect to the assets transferred from the Portfolios to the corresponding New Portfolios hereunder. The Trust shall allocate any such distributions, rights or other assets to the appropriate New Portfolios. All such assets shall be deemed included in assets transferred from the Portfolios on the Exchange Date and shall not be separately valued.

(j) If the requisite number of shareholders of a Portfolio do not approve this Agreement, the Portfolio will continue to operate as a series of the Corporation.

(k) As soon as practicable after the Exchange Date, and following distribution by each Portfolio of shares of the Trust (“Trust Shares”) of each corresponding New Portfolio received by it among its shareholders in proportion to the number of shares each such shareholders holds in such corresponding Portfolio, the Corporation will dissolve and terminate the Portfolio and, if the shareholders of each Portfolio approve this Agreement, the Corporation under Maryland law in accordance with the terms of the Articles of Incorporation.

2. The Corporation’s Representations and Warranties. The Corporation represents and warrants to and agrees with the Trust as follows:

(a) It is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to carry on its business and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

(b) It is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) On the Exchange Date, it will have full right, power and authority to assign, transfer and convey the assets to be transferred by it hereunder.

(d) Its Articles of Incorporation are on file with the Secretary of State of the State of Maryland and disclose that its obligations under this Agreement are binding only upon the assets and property of the Corporation, and not on its directors, officers, shareholders or agents.

3. The Trust’s Representations and Warranties. The Trust represents and warrants to and agrees with the Corporation as follows:

(a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business and to carry out this Agreement.

(b) Immediately prior to the transactions contemplated in Section I hereof, the Trust shall have no assets or liabilities other than normal assets or liabilities.

(c) On the Exchange Date, the Trust Shares to be issued to the Corporation will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Trust. No Trust or New Portfolios shareholder will have any preemptive right of subscription or purchase in respect thereof.

(d) The Trust has the necessary power and authority to conduct its business and the business of each New Portfolio as such businesses are now being conducted.

4. The Trust’s Conditions Precedent. The obligations of the Trust hereunder shall be subject to the following conditions:

(a) The Trust shall have furnished to the Trust a statement of its assets, including a list of securities with their respective values owned by it.

(b) As of the Exchange Date, all representations and warranties of the Corporation made in this Agreement shall be true and correct as if made on and as of such date, and the Corporation shall have complied with all the agreements and satisfied all the conditions to be performed or satisfied by it on or prior thereto.

(c) A vote approving this Agreement, the transactions and exchange contemplated hereby and the succession of the Trust’s registration statement and notification of registration contemplated hereby shall have been adopted by the affirmative vote of at least a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Portfolio engaging in the transactions contemplated by this Agreement.

5. The Corporation’s Conditions Precedent. The obligations of the Corporation hereunder shall be subject to the following condition’s:

(a) As of the Exchange Date, all representations and warranties of the Trust made in this Agreement shall be true and correct as if made on and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such date.

(b) On or before the Exchange Date, the Trust shall have filed a post-effective amendment to the Corporation’s registration statement on Form N-1A under the 1933 Act and 1940 Act and an amendment to the Corporation’s notification of registration on Form N-8A under the 1940 Act expressly adopting and succeeding to such registration statement and notification of registration as its own and setting forth any additional information necessary to keep the registration statement from being misleading in any material respect, and such amendment shall have become effective. The parties agree that the transactions contemplated in Section I hereof shall be deemed to occur simultaneously with the effectiveness of the Trust’s post-effective amendment to the Corporation’s registration statement on Form N-1A.

6. The Trust’s and the Corporation’s Conditions Precedent. The obligations of both the New Trust and the Corporation hereunder shall be subject to receipt of an opinion from Dechert LLP addressed to the Trust and to the Corporation substantially to the effect that, based upon certain facts, assumptions, and representations, the transactions contemplated by this Agreement shall constitute tax-free reorganizations for Federal income tax purposes, unless, based on the circumstances existing at the time of the closing, Dechert LLP determines that a transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Corporation and the Trust.

7. Amendment or Termination of Agreement. This Agreement and the transactions contemplated hereby may be amended or terminated and abandoned by resolution of the Board of Directors the Corporation, or the Board of Trustees of the Trust, at any time prior to the transfer of assets on the Exchange Date (and notwithstanding any vote of the shareholders of the Corporation) if (i) there is a material breach by the other party of any representation, warranty or agreement contained in this Agreement, (ii) it reasonably appears that a party cannot meet a condition of this Agreement or (iii) circumstances should develop that, in the opinion of the Board of Directors of the Corporation, or the Board of Trustees of the Trust, make proceeding with this Agreement in its current form inadvisable.

In addition, prior to the transfer of assets on the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Directors of the Corporation and the Board of Trustees of the New Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of the shareholders of the Corporation or the shareholders of the Trust, as the case may be.

If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the New Trust or the directors, officers or shareholders of the Corporation, in respect of this Agreement.

8. Waiver. At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Board of Directors of the Corporation or the Board of Trustees of the Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Corporation or the shareholders of the Trust, as the case may be.

9. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Corporation, shall be governed and construed in accordance with the internal laws of the State of Maryland.

11. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, the Corporation and the Trust have caused this Agreement and Plan of Reorganization to be duly executed as of the day and year first above written.

AEGON/TRANSAMERICA SERIES FUND, INC.
A MARYLAND CORPORATION

By:
Title:

AEGON/TRANSAMERICA SERIES TRUST
A DELAWARE STATUTORY TRUST

By:
Title:	Initial Trustee

APPENDIX C

AEGON/TRANSAMERICA SERIES FUND, INC.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
Proposal II.A–Diversification

•      All portfolios except: Asset Allocation–Moderate; Asset Allocation–Conservative, Asset Allocation–Moderate Growth, Asset Allocation–Growth, Great Companies–America, Great Companies–Technology, Clarion Real Estate Securities, Salomon All Cap, Select+ Aggressive, Select+ Conservative, Select+ Growth & Income Transamerica Equity, Transamerica Equity II, Transamerica Growth Opportunities

•      The portfolio may not, with respect to 75% of the portfolio’s total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio’s total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

Each Portfolio shall be a “diversified company” as that term is defined in the 1940 Act (except for Salomon All Cap, Great Companies–America, Clarion Real Estate Securities, Great Companies–Technology, and Third Avenue Value), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The Salomon All Cap, Great Companies–America, Clarion Real Estate Securities, Great Companies–Technology, and Third Avenue Value shall be a “non-diversified company” as that term is defined in the 1940 Act.

• Transamerica Equity, Transamerica Equity II, Transamerica Growth Opportunities

•      The portfolio may not purchase securities (other than U.S. Government securities) of any issuer if, as a result of the purchase, more than 5% of the portfolio’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the portfolio may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS

•      The portfolio may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to the portfolio’s investments in government securities and (b) up to 25% of the value of the assets of the portfolio may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act.

•      Asset Allocation–Moderate, Asset Allocation–Conservative, Asset Allocation–Moderate Growth, Asset Allocation–Growth,

Clarion Real Estate Securities, Great Companies–America, Great Companies–Technology, Salomon All-Cap, Select+ Aggressive, Select+ Conservative, Select+ Growth & Income, Third Avenue Value

• The portfolio does not have a fundamental investment restriction on diversification.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
Proposal II.B–Borrowing

•      American Century International, American Century Large Company Value, Capital Guardian Global, Capital Guardian U.S. Equity, Capital Guardian Value, Clarion Real Estate Securities, Jennison Growth, J.P. Morgan Enhanced Index, MFS High Yield, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price Small Cap, Transamerica Small/Mid Cap Value, Transamerica U.S. Government Securities, Van Kampen Active International Allocation, Van Kampen Large Cap Core

•      The portfolio may not borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio’s total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio’s total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

Each Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

•      Asset Allocation–Conservative Growth, Asset Allocation–Growth Portfolio, Asset Allocation–Moderate Growth Portfolio, Asset Allocation–Moderate Portfolio, PIMCO Total Return, Transamerica Balanced, Templeton Great Companies Global, Transamerica Convertible Securities, Munder Net50

•      The portfolio may not borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio’s total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio’s total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25%

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS

limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account or to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

• AEGON Bond, Janus Growth, Transamerica Money Market

•      The portfolio may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio’s total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio’s total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps or forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

• Federated Growth & Income	• The portfolio may not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS

facilitate management of the portfolio by enabling the portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The portfolio will not purchase any securities while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

• Great Companies–AmericaSM, Great Companies–TechnologySM, Third Avenue Value

•      The portfolio may not borrow money or pledge, mortgage or hypothecate any of its assets except that the portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the portfolio’s total assets when the borrowing is made.

• J.P. Morgan Mid Cap Value

•      The portfolio may not borrow money or issue senior securities as defined in the 1940 Act except that (a) the portfolio may borrow in an amount not exceeding one-third of the portfolio’s total assets at the time of such borrowings, and (b) the portfolio may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
considered to involve the borrowing of money or issuance of senior securities.

• Mercury Large Cap Value

•      The portfolio may not borrow money, except from banks for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 10% of the value of the portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the portfolio” total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

• Salomon All Cap

•      The portfolio may not borrow money, except that the portfolio may borrow from banks for investment purposes up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. The portfolio may borrow for temporary or emergency purposes an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing.

• Van Kampen Emerging Growth	• The portfolio may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS

of the portfolio’s total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio’s total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements.

• Transamerica Value Balanced

•      The portfolio may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio’s total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio’s total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

• Marsico Growth

•      The portfolio may not borrow money except (a) the portfolio may borrow money from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS

total assets for temporary purposes, (c) the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the portfolio may engage in mortgage dollar rolls which are accounted for as financings.

• Transamerica Equity, Transamerica Growth Opportunities

•      The portfolio may not borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the portfolio’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the portfolio’s total assets, the portfolio will not make any additional investments.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS

• Transamerica Equity II

•      The portfolio may not borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 5% of the value of the portfolio’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the portfolio’s total assets, the portfolio will not make any additional investments.

• Select+ Aggressive, Select+ Conservative, Select+ Growth & Income	• The portfolio does not have a fundamental investment restriction on borrowing.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
Proposal II.C–Senior Securities
• All portfolios except J.P. Morgan Mid Cap Value

•      The portfolios may not issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a “when-issued” or “delayed delivery” basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered “senior securities” but for the maintenance by the portfolio of a segregated account with its custodian or some other form of “cover.”

Each Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

• J.P. Morgan Mid Cap Value

•      The portfolio may not borrow money or issue senior securities as defined in the 1940 Act except that (a) the portfolio may borrow in an amount not exceeding one-third of the portfolio’s total assets at the time of such borrowings, and (b) the portfolio may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
Proposal II.D–Underwriting Securities

•      AEGON Bond, American Century International, American Century Large Company Value, Asset Allocation–Conservative Portfolio, Asset Allocation–Growth Portfolio, Asset Allocation–Moderate Growth Portfolio, Asset Allocation–Moderate Portfolio, Clarion Real Estate Securities, Transamerica Convertible Securities, Munder Net50, Mercury Large Cap Value, PIMCO Total Return, Transamerica Value Balanced, Van Kampen Emerging Growth, Templeton Great Companies Global

	• The portfolio may not act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.	Each Portfolio may not act as an underwriter of securities within the meaning of the 1933 Act, as amended, except as permitted by the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, each Portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

•      Capital Guardian Global, Capital Guardian U.S. Equity, Capital Guardian Value, J.P. Morgan Enhanced Index, Jennison Growth, Marsico Growth, MFS High Yield, Salomon All Cap, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price Small Cap, Transamerica Small/Mid Cap Value, Transamerica U.S. Government Securities, Van Kampen Active International Allocation, Van Kampen Large Cap Core

•      The portfolio may not underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

• Great Companies–AmericaSM, Great Companies–TechnologySM, Third Avenue Value

•      The portfolio may not act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
• Federated Growth & Income

•      The portfolio may not underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted securities which the portfolio may purchase pursuant to its investment objectives and policies.

• Janus Growth, Transamerica Balanced, Transamerica Money Market

•      The portfolio may not act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio.

• J.P. Morgan Mid Cap Value

•      The portfolio may not underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the portfolio’s investment program may be deemed an underwriting.

• Transamerica Equity, Transamerica Equity II, Transamerica Growth Opportunities

•      The portfolio may not underwrite any issue of securities, except to the extent that the sale of securities in accordance with the portfolio’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the portfolio may acquire securities under circumstances in which, if the securities were sold, the portfolio might be deemed to be an underwriter for purposes of the 1933 Act.

• Select+ Aggressive, Select+ Conservative, Select+ Growth & Income	• The portfolio may not act as an underwriter.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
Proposal II.E–Real Estate

•      All portfolios except: AEGON Bond, Clarion Real Estate Securities, Federated Growth & Income, Great Companies–AmericaSM, Great Companies–TechnologySM, Janus Growth, J.P. Morgan Mid Cap Value, Mercury Large Cap Value, Salomon All Cap, Templeton Great Companies Global, Third Avenue Value, Transamerica Balanced, Transamerica Equity, Transamerica Equity II, Transamerica Growth Opportunities, Transamerica Money Market

•      The portfolio may not purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

Each Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities
• AEGON Bond, Great Companies–AmericaSM, Great Companies–TechnologySM, Janus Growth, Templeton Great Companies Global, Third Avenue Value

•      The portfolio may not invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

• Clarion Real Estate Securities

•      The portfolio may not invest directly in real estate or interests in real estate; however, the portfolio may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses and the portfolio may hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
• Transamerica Balanced	• The portfolio may not invest directly in real estate or interests in real estate; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

• Federated Growth & Income

•      The portfolio may not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities, which are secured by real estate or interests in real estate.

• J.P. Morgan Mid Cap Value

•      The portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate interests therein).

• Mercury Large Cap Value

•      The portfolio may not purchase or sell real estate or real estate limited partnerships (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
• Salomon All Cap

•      The portfolio may not purchase or sell real estate, real estate mortgages, commodities or commodity contracts; however, the portfolio may: (a) purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable or holding or selling real estate received in connection with securities it holds; and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies and shall not be prohibited from reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

• Transamerica Equity, Transamerica Equity II, Transamerica Growth Opportunities

•      The portfolio may not purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the portfolio may (a) invest in securities secured by real estate, mortgages or interests in real estate or

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS

mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.

• Transamerica Money Market

•      The portfolio may not purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate (including real estate limited partnerships), commodities, or commodity contracts or interest in oil, gas, or mineral exploration or development programs or leases. However, the portfolio may purchase debt securities or commercial paper issued by companies which invest in real estate or interest therein, including real estate investment trusts.

Proposal II.F–Making Loans

•      AEGON Bond, Asset Allocation–Conservative Portfolio, Asset Allocation–Growth Portfolio, Asset Allocation–Moderate Growth Portfolio, Asset Allocation–Moderate Portfolio, Janus Growth, Munder Net50, PIMCO Total Return, Templeton Great Companies Global, Transamerica Balanced, Transamerica Convertible Securities, Transamerica Money Market, Van Kampen Emerging Growth

•      The portfolio may not lend any security or make any other loan if, as a result, more than 25% of it’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

Each Portfolio may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
• Transamerica Value Balanced

•      The portfolio may not lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

• American Century International, American Century Large Company Value

•      The portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the portfolio’s total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

•      Capital Guardian Global, Capital Guardian U.S. Equity, Capital Guardian Value, Jennison Growth, J.P. Morgan Enhanced Index, MFS High Yield, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price Small Cap, Transamerica Small/Mid Cap Value, Transamerica U.S. Government Securities, Van Kampen Active International Allocation, Van Kampen Large Cap Core

•      The portfolio may not lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio’s total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

• Clarion Real Estate Securities	• The portfolio may not make loans, except that the portfolio (i) may lend portfolio securities with a value not exceeding one-third of the portfolio’s total

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS

assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt obligations (including privately issued debt obligations), loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of securities.

• Federated Growth & Income

•      The portfolio may not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the portfolio’s investment objective and policies.

• Great Companies–AmericaSM, Great Companies–TechnologySM, Third Avenue Value

•      The portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the portfolio’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

• J.P. Morgan Mid Cap Value	• The portfolio may not make loans or lend securities, if as a result thereof more than one-third of the portfolio’s total assets would be subject

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

• Marsico Growth

•      The portfolio may not make loans, except through (a) the purchase of debt obligations in accordance with the portfolio’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

• Mercury Large Cap Value

•      The portfolio may not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (ii) by lending the portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

• Salomon All Cap

•      The portfolio may not make loans, except that the portfolio may purchase debt obligations in which the portfolio may invest consistent with its investment objectives and policies or enter into, and make loans of, its portfolio securities, as permitted under the 1940 Act.

• Select+ Aggressive, Select+ Conservative, Select+ Growth & Income	• The Portfolio may not make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted,

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

• Transamerica Equity, Transamerica Equity II, Transamerica Growth Opportunities

•      The portfolio may not lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33 1/3% of the portfolio’s assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

Proposal II.G–Concentration of Investments
All portfolios except AEGON Bond, American Century International, American Century Large Company Value, Clarion Real Estate Securities, Great Companies–AmericaSM, Great Companies–TechnologySM, Janus Growth, J.P. Morgan Mid Cap Value, Munder Net50, Third Avenue Value, Transamerica Money Market, Van Kampen Active International Allocation, Van Kampen Emerging Growth, Van Kampen Large Cap Core

•      The portfolio may not invest 25% or more of the portfolio’s assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of the obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers’ acceptances.

Each Portfolio may not “concentrate” its investments in a particular industry or group of industries (except those Portfolios listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
• AEGON Bond, Janus Growth	• The portfolio may not invest 25% or more of the value of the portfolio’s assets in any particular industry (other than Government securities).	The Clarion Real Estate Securities may concentrate in securities of issuers in the real estate industry.

• American Century International, American Century Large Company Value

•      The portfolio may not invest 25% or more of the portfolio’s assets in the securities of issuers primarily engaged in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

• Clarion Real Estate Securities

•      The portfolio may not invest less than 25% of its assets in securities of issuers primarily engaged in the real estate industry. The portfolio will not invest more than 25% of its assets in securities of issuers primarily engaged in any other single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

• J.P. Morgan Mid Cap Value

•      The portfolio may not purchase any securities which would cause 25% or more of the value of the portfolio’s assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks,

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
including U.S. branches of foreign banks and foreign branches of U.S. banks.)

• Third Avenue Value

•      The portfolio may not invest 25% or more of the value of its total assets in the security of issuers (other than Government securities) which are determined to be engaged in the same industry or similar trades or businesses or related trades or businesses.

• Transamerica Money Market	• The portfolio may not invest 25% or more of the value of the portfolio’s assets in any particular industry (other than Government securities or obligations of U.S. branches of U.S. banks).

• Van Kampen Active International, Van Kampen Large Cap Core

•      The portfolio may not invest 25% or more of the portfolio’s assets in the securities of issuers primarily engaged in the same industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers’ acceptances. Industry concentration will be determined in accordance with industry classifications used by the portfolio’s benchmark.

• Great Companies–AmericaSM, Great Companies–TechnologySM, Munder Net50, Van Kampen Emerging Growth	• The portfolio does not have a fundamental investment restriction on concentration of investments.
Proposal II.H–Commodities
• Asset Allocation–Conservative Portfolio, Asset Allocation–Growth Portfolio, Asset Allocation–Moderate Growth Portfolio, Asset Allocation, Moderate Portfolio, Clarion	• The portfolio may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but	Each Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS

Real Estate Securities, Munder Net50, PIMCO Total Return, Select+ Aggressive, Select+ Conservative, Select+ Growth & Income, Templeton Great Companies Global, Transamerica Balanced, Transamerica Convertible Securities

	this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).	otherwise permitted by regulatory authority having jurisdiction, from time to time.
• AEGON Bond, Janus Growth

•      The portfolio may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

• American Century International, American Century Large Company Value

•      The portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the portfolio from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

•      Capital Guardian Global, Capital Guardian U.S. Equity, Capital Guardian Value, Jennison Growth, MFS High Yield, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T, Rowe Price Small Cap, Transamerica Small/Mid Cap Value, Van Kampen Active International

• The portfolio may not purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
Allocation, Van Kampen Large Cap Core, J.P. Morgan Enhanced Index, Transamerica U.S. Government Securities

• Federated Growth & Income

•      The portfolio may not purchase or sell commodities. However, the portfolio may purchase put options on portfolio securities and on financial futures contracts. In addition, the portfolio reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts.

• Great Companies–AmericaSM, Great Companies–TechnologySM, Third Avenue Value	• The portfolio may not buy or sell commodities or commodity contracts (other than gold or foreign currencies unless acquired as a result of ownership of securities).

• J.P. Morgan Mid Cap Value	• The portfolio may not purchase or sell commodities except that the portfolio may enter into futures contracts and related options, forward currency contracts and other similar instruments.

• Marsico Growth

•      The portfolio may not purchase or sell physical commodities (but this shall not prevent the portfolio from investing in currency and financial instruments and contracts that are commodities or commodity contracts).

• Mercury Large Cap Value, Transamerica Value Balanced	• The portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS
• Transamerica Equity, Transamerica Equity II, Transamerica Growth Opportunities

•      The portfolio may not invest in commodities, except that the portfolio may invest in futures contracts (including financial futures contracts or securities index future contracts) and related options and other similar contracts as described in the Statement of Additional Information and in the prospectus.

• Transamerica Money Market	• The portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities.
• Van Kampen Emerging Growth

•      The portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities, or other instruments backed by physical commodities.

• Salomon All Cap

•      The portfolio may not purchase or sell real estate, real estate mortgages, commodities, or commodity contracts; however, the portfolio may: (a) purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable or holding or selling real estate received in connection with securities it holds; and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices

PORTFOLIOS	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS	PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS

and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies and shall not be prohibited from reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

Proposal II.I
• Transamerica Equity, Transamerica Equity II, Transamerica Growth Opportunities

•      The portfolio may not make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

•      The portfolio may not purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

Reclassification as non-fundamental policy

APPENDIX D

INSURANCE COMPANIES	NUMBER OF SHARES OWNED
Western Reserve Life Assurance Co. of Ohio	702,875,796.131

Transamerica Financial Life Insurance Company	7,316,248.191

Transamerica Occidental Life Insurance Company	14,580,823.268

Transamerica Life Insurance Company	828,889,176.621

Peoples Benefit Life Insurance Company	4,630,888.854

Transamerica Life Insurance and Annuity Company	11,029,417.458

D-1

APPENDIX E

LIST OF SERIES OF

AEGON/TRANSAMERICA SERIES FUND, INC.

PORTFOLIO NAME	# of Shares Eligible to Provide Instructions

AEGON Bond	18,131,517.042
American Century International	27,997,601.813
American Century Large Company Value	5,923,276.881
Asset Allocation–Conservative Portfolio	49,717,297.794
Asset Allocation–Growth Portfolio	72,539,006.271
Asset Allocation–Moderate Growth Portfolio	151,649,756.705
Asset Allocation–Moderate Portfolio	136,617,724.840
Capital Guardian Global	16,051,351.075
Capital Guardian U.S. Equity	24,808,721.512
Capital Guardian Value	26,958,717.837
Clarion Real Estate Securities	15,701,139.489
Federated Growth & Income	27,563,110.378
Great Companies–AmericaSM	29,869,573.119
Great Companies–TechnologySM	22,603,117.938
Janus Growth	44,236,005.919
Jennison Growth	5,494,826.135
J.P. Morgan Enhanced Index	16,799,701.398
J.P. Morgan Mid Cap Value	5,820,827.400
Marsico Growth	10,201,365.702
Mercury Large Cap Value	13,792,580.594
MFS High Yield	19,244,624.566
Munder Net50	5,225,443.461
PIMCO Total Return	37,118,628.874
Salomon All Cap	31,439,235.212
Select+ Aggressive	32,578.513
Select+ Conservative	380,363.638
Select+ Growth & Income	545,501.715
T. Rowe Price Equity Income	31,139,226.722
T. Rowe Price Growth Stock	15,389,813.952
T. Rowe Price Small Cap	22,079,767.893
Templeton Great Companies Global	36,115,068.073
Third Avenue Value	16,227,675.112
Transamerica Balanced	5,521,751.707
Transamerica Convertible Securities	6,083,041.370
Transamerica Equity	49,403,246.656
Transamerica Equity II	1,643,002.110
Transamerica Growth Opportunities	16,921,240.638
Transamerica Money Market	409,822,630.480
Transamerica Small/Mid Cap Value	20,920,902.546
Transamerica U.S. Government Securities	17,475,213.645
Transamerica Value Balanced	38,706,301.601
Van Kampen Active International Allocation	13,838,393.016
Van Kampen Emerging Growth	39,077,854.275
Van Kampen Large Cap Core	13,824,278.755

ATSF